EXHBIT 10.6


                          SECURITIES PURCHASE AGREEMENT


                                 BY AND BETWEEN

                                 SKYFRAMES, INC.

                                       AND

                            OCEAN DRIVE HOLDINGS, LLC


                               Dated June 16, 2003


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                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of the 16th day of June, 2003, by and between Skyframes, Inc., a Utah corporation (the "Company"), and Ocean Drive Holdings LLC, a New York limited liability company and its participants and assignees (the "Investor").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, (a) a convertible promissory note in the principal amount of $150,000 (the "Note"), in the form attached as Exhibit A
                                                                       ---------
hereto,  and  (b)  a  warrant (the "Warrant"), in the form attached as Exhibit B
                                                                       ---------
hereto, to purchase 150,000 shares of the Company's common stock, $0.10 par value per share (the "Common Stock"), pursuant to the provisions of this Agreement; and

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.     Purchase  and  Sale  of  Note  and  Warrant.
            --------------------------------------------

          1.1    Issuance and Sale of 8% Convertible Promissory Note and Warrant
                 ---------------------------------------------------------------
Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as hereafter defined), and the Company agrees to issue and sell to the Investor at the Closing, the Note and the Warrant, for an aggregate purchase price of One Hundred Fifty Thousand ($150,000) Dollars (the "Purchase Price").

          1.2    Closing.
                 -------

          (a) The purchase and sale of the Note and the Warrant (the "Closing") shall take place at the offices of Littman Krooks LLP, 655 Third Avenue, New York New York 10017, at 10:00 a.m., on June 16, 2003, or at such other time and place as the Company and the Investor mutually agree upon orally or in writing.

          (b) At the Closing, the Company shall deliver to the Investor, the Note and the Warrant, against payment of the Purchase Price by check or wire transfer payable to the Company.

     2.     Representations  and  Warranties of the Company.  The Company hereby
            ------------------------------------------------
represents and warrants to the Investor, except as set forth on a Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit C (the
                                                                  ---------
"Schedule  of  Exceptions"),  the  following:

          2.1    Subsidiaries.  The  Company does not presently own or control,
                 ------------
directly or indirectly, any interest in any other corporation, association, or other business entity except as disclosed in the SEC Reports (as hereinafter defined) (each, a "Subsidiary" and collectively, the "Subsidiaries"). Unless


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the  context  requires  otherwise,  all references herein to the "Company" shall refer to the Company and its Subsidiaries. The Company is not a party to any joint venture, partnership, or similar arrangement.

          2.2    Organization,  Good  Standing, and Qualification.  The Company
                 ------------------------------------------------
is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah, and has all requisite corporate power and authority to carry on its business as now conducted. The Subsidiaries are duly organized in their respective jurisdictions of organization, validly existing and in good standing in such respective jurisdictions and each has the power and authority to carry on its respective business as now conducted. The Company and the Subsidiaries are duly qualified to transact business and are in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect (as hereafter defined) on the Company's business or properties.

          2.3     Capitalization  and Voting Rights.   The number of authorized,
                  ---------------------------------
issued  and  outstanding capital stock of the Company is set forth in Exhibit C.
                                                                      ---------
Except as disclosed in Exhibit C, no securities of the Company or any Subsidiary
                       ---------
are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents (defined hereinafter). Except as disclosed in Exhibit C, there are no outstanding options, warrants, script
               ----------
rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Securities, or rights or obligations convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or secur-ities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Reports (as defined below) or in Exhibit C, no Person or group of related Persons beneficially owns (as
----------
determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          2.4     Authorization.  All  corporate  action  on  the  part  of  the
                  -------------
Company, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement, the Registration Rights Agreement (as hereafter defined), the Note and the Warrant (the "Transaction Documents"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), and delivery of the Note and the Warrant being sold hereunder, the Common Stock issuable upon conversion of the Note and the Common Stock issuable upon exercise of the Warrant, has been taken or will be taken prior to the Closing, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to


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the  availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

          2.5     Valid  Issuance  of  Note,  Warrant  and  Common  Stock.
                  -------------------------------------------------------

               (a) The Note and the Warrant are being purchased by the Investor hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration provided for herein, will be duly and validly issued, and, based in part upon the representations of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Note and upon exercise of the Warrant have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Note and the Warrant, respectively, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of the Note and the Warrant hereunder.

               (b) All outstanding shares of Common Stock of the Company are duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

          2.6      Filings, Consents and Approvals.  Neither the Company nor any
                   -------------------------------
Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other govern-mental authority or other Person in connection with the execu-tion, delivery and performance by the Company of the Transaction Documents, other than (i) applicable Blue Sky filings and (ii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a material adverse effect on the results or operations of the Company and its Subsidiaries taken as a whole ("Material Adverse Effect").

          2.7     Litigation.  There  is  no  action, suit, proceeding, claim or
                  ----------
investigation pending or, to the knowledge of the Company, currently threatened against the Company which questions the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs, or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

          2.8     Patents  and Trademarks.  The Company has sufficient title and
                  -----------------------


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ownership  of  all  patents, trademarks, service marks, trade names, copyrights, trade secrets, information, inventions, proprietary rights, and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business would violate any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets, or other proprietary rights of any other person or entity. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's, officer's, or consultant's commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company's business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

          2.9     Compliance  with  Other  Instruments.  The  Company  is not in
                  ------------------------------------
violation or default of any provisions of its Articles of Incorporation or Bylaws or, to its knowledge, of any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal, state, or local statute, rule, or regulation applicable to the Company. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

          2.10     Permits.  The  Company  has all material franchises, permits,
                   -------
licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          2.11     Compliance with Laws.  The conduct of business by the Company
                   --------------------
and each Subsidiary as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or any Subsidiary conducts or proposes to conduct such business, except such regulation as is applicable to commercial enterprises generally. Neither the Company nor any of the Subsidiaries has received any notice of any violation of or noncompliance with, any Federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, Federal securities


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laws,  equal  employment  opportunity,  consumer  protection,  credit reporting,
"truth-in-lending", and warranties and trade practices) applicable to its business or to the business of any Subsidiary, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice.

          2.12     Disclosure.  This  Agreement,  the  Note, the Warrant and any
                   ----------
other statements or certificates made or delivered in connection herewith or therewith do not contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.13     Title  to Property and Assets.  The Company owns its property
                   -----------------------------
and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

          2.14     Tax Returns, Payments, and Elections.  The Company has timely
                   ------------------------------------
filed all tax returns and reports as required by law, and all such returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, if any, except those contested by it in good faith which are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code.

          2.15     Insurance.  The Company has in full force and effect fire and
                   ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and the Company has insurance against other hazards, risks, and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

          2.16     SEC Reports; Financial Statements.  The Company has filed all
                   ---------------------------------
reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedule of Exceptions to this Agreement the "Disclosure Materials") on a timely basis or has received a valid exten-sion of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as set forth on Exhibit A or except as specifically disclosed in the SEC Reports, since
         ---------
______ (a) there has been no event, occurrence or development that has had or that could reasonably be expected to have or result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock or stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock. Additionally, since the adoption of the Sarbanes-Oxley Act of 2002 (the "New Act"), the Company has complied in all material respects with the laws, rules and regulation under the New Act.

          2.17     No  Conflict  of  Interest.  The  Company  is not indebted in
                   --------------------------
excess of $5,000, directly or indirectly, to any of its employees, officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees, officers and directors, nor is the Company contemplating such indebtedness as of the date of this Agreement. To the Company's knowledge, none of said employees, officers or directors, or any member of their immediate families, is directly or indirectly indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship or any firm or corporation which competes with the Company, nor is the Company contemplating such indebtedness as of the date of this Agreement, except that employees, officers, directors and/or shareholders of the Company may own stock in publicly traded companies (not in excess of 1% of the outstanding capital stock thereof) which may compete with the Company.
To the Company's knowledge, no employee, shareholder, officer or director, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company, nor does any such person own, directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses or contemplates using in the conduct of its business. The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

     3.     Representations and Warranties of the Investor.  The Investor hereby
            -----------------------------------------------
represents  and  warrants  that:


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          3.1     Authorization.  The Transaction Documents constitute valid and
                  -------------
legally binding obligations of the Investor enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          3.2     Purchase  Entirely  for Own Account.  The Note and the Warrant
                  -----------------------------------
to be purchased by the Investor and the Common Stock issuable upon conversion of the Note and the Common Stock issuable upon exercise of the Warrant
(collectively, the "Securities") will be acquired for investment for the Investor's own account and not with a view to the resale or distribution of any part thereof. The Investor represents that it has full power and authority to enter into this Agreement.

          3.3     Disclosure  of Information.  The Investor acknowledges that it
                  --------------------------
has received all the information that it has requested relating to the purchase of the Note and the Warrant. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the Warrant. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

          3.4     Accredited Investor.  The Investor is an "accredited investor"
                  -------------------
within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

          3.5     Restricted Securities.  Investor understands that the Note and
                  ---------------------
the Warrant that it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.6     Legends.  It  is  understood  that the certificates evidencing
                  -------
the Note and the Warrant (and the Common Stock issuable upon conversion and exercise thereof, respectively) may bear one or all of the following legends:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL,

          REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."

     4.     Conditions  of  the  Investor's  Obligations  at  Closing.  The
            ----------------------------------------------------------
obligations of the Investor under subsection 1.1(a) of this Agreement is subject to the fulfillment on or before the Closing of each of the following conditions:

          4.1     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of the Company contained in Section 2 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2     Performance.  The  Company  shall  have performed and complied
                  -----------
with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3     Compliance  Certificate.  The  President  of the Company shall
                  -----------------------
deliver to the Investor, at the Closing, a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there has been no adverse change in the business, affairs, prospects, operations, properties, assets, or condition of the Company since ________.

          4.4     Proceedings  and  Documents.  All  corporate  and  other
                  ---------------------------
proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and its counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          4.5     Opinion  of Company Counsel.  The Investor shall have received
                  ---------------------------
from The Law Office of Gary C. Wykidal, an opinion, dated as of the Closing, in form attached hereto as Exhibit D.
                            -----------

          4.6     Good  Standing Certificates.  The Company and the Subsidiaries
                  ---------------------------
shall have delivered to the Investor, dated as of a date within five (5) business days of the Closing, certificates issued by the proper authorities in each of their respective jurisdictions of organization to the effect that each of them is legally existing and in good standing.

          4.7     Secretary's  Certificate.  The Company shall have delivered to
                  ------------------------
the Investor a certificate executed by the Secretary of the Company dated as of the Closing certifying the following matters: (a) the resolutions adopted by the Company's Board of Directors and shareholders relating to the transactions contemplated by this Agreement; (b) the Articles of Incorporation and Bylaws of the Company; and (c) such other matters as Investor's counsel may reasonably request.

          4.8      Delivery  of  Note and Warrant.6.4  Payment of Purchase Price
                   ------------------------------
The Company shall have delivered the Note and the Warrant to the Investor, as specified in Section 1.

          4.9     Ancillary Agreements.  The Company and the Investor shall have
                  --------------------
entered into a registration rights agreement dated of even date herewith, a form of which is attached hereto as Exhibit E (the "Registration Rights Agreement").
                                ---------

     5.     Conditions of the Company's Obligations at Closing.  The obligations
            --------------------------------------------------
of the Company to the Investor under this Agreement is subject to the fulfillment on or before any Closing of each of the following conditions by the
Investor:

          5.1     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

          5.2     Payment  of Purchase Price.  The Investor shall have delivered
                  --------------------------
the  purchase  price  specified  in  Section  1.2.

          5.3      Ancillary  Agreements.  The  Company  and  the Investor shall
                   ---------------------
have  entered  into  the  Registration  Rights  Agreement.

     6.     Miscellaneous.
            --------------

          6.1     Survival  of Warranties.  The warranties, representations, and
                  -----------------------
covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          6.2     Successors and Assigns.  This Agreement is personal to each of
                  ----------------------
the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Investor shall be permitted to
          --------   -------
assign its rights under this Agreement and the Ancillary Agreements to any affiliate of such Purchaser.

          6.3     Governing  Law.  This  Agreement  shall  be  governed  by  and
                  --------------
construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The Company (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State
Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS

TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

          6.4     Counterparts.  This  Agreement  may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          6.5     Titles  and  Subtitles.  The titles and subtitles used in this
                  ----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6     Notices.  Unless  otherwise  provided,  any  notice,
                  -------
authorization, request or demand required or permitted to be given under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or two days after it is sent by an overnight delivery service, or when sent by facsimile with machine confirmation of delivery addressed as follows:

          If  to  the  Investor  to:

          Ocean  Drive  Holdings,  LLC
          444  Madison  Ave,  18th  Floor
          New  York,  NY  10022
          Telecopier  No.:  (212)  202-4022
          Attention:  Daniel  Myers

          With  a  copy  to:

          Littman  &  Krooks  LLP
          655  Third  Avenue
          New  York,  NY  10017
          Telecopier  No.:  (212)  490-2990
          Attention:  Mitchell  C.  Littman,  Esq.

          If  to  Company,  to:

          Skyframes,  Inc.
          555  Anton  Boulevard,  Suite  1200
          Costa  Mesa,  CA  92626
          Telecopier  No.:
          Attention:  James  W.  France

          With  a  copy  to:

          The  Law  Office  of  Gary  C.  Wykidal

          245  Fischer  Avenue,  Suite  A1
          Costa  Mesa,  CA  9262
          Telecopier  No.:  (714)  751-5428
          Attention:  Gary  Wykidal,  Esq.

Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

          6.7     Finder's  Fee.  Each  party  represents that it neither is nor
                  -------------
will be obligated for any finders' or brokers' fee or commission in connection with this transaction.

          6.8     Expenses.  If  any  action at law or in equity is necessary to
                  --------
enforce or interpret the terms of the Transaction Documents the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.9     Amendments  and  Waivers.  Any  term  of this Agreement may be
                  ------------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          6.10     Severability.  If  one  or  more provisions of this Agreement
                   ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.11     Entire  Agreement.  This Agreement and the documents referred
                   -----------------
to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                              SKYFRAMES,  INC.



                              By:
                              Name:  James  W.  France
                              Title:  CEO  and  President



                              OCEAN  DRIVE  HOLDINGS,  LLC



                              By:
                              Name:  Daniel  M.  Myers
                              Title:  Managing  Director